Filling the Growing Funding Gap
in Education Finance

NASDAQ Global Market: UNCL

September 2007

Disclaimer and Disclosure Statement

This presentation contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the
Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity,  performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future.

MRU Summary

Private student loan market expected
to grow from $17 billion to $80+ billion
by 2012

Dramatic upheaval in structure of the
industry in the past year

Tremendous opportunity due to open
playing field and dramatic market
growth

MRU platform designed to meet needs
of consumers and to acquire market
share from incumbent players

Wall Street Journal
(August 2, 2007)

“How One Firm Mined
the Student Loan
Mess—Tiny
MyRichUncle Draws
New Clients After
Taking on College
Financial Aid System”

One of Fastest Growing Companies in Student Loan Sector

Over $200 million
loans originated
since inception

On track for
100% + growth
for FY 2008

MRU Loans Originated

($ in Millions)

$38.9

$154.4

Senior Management Team

Ed McGuinn

Chairman and CEO

Raza Khan

President and Co-Founder

Vishal Garg

CFO and Co-Founder

Jonathan Coblentz

Treasurer and Head of

Capital Markets

Fastest Growing Consumer Finance Asset Class

Private student loan business growing 25% annually

Growth accelerating as consumers move away from home equity and savings to finance education costs

Student loan sector dominated by Sallie Mae and others focused on federal student loan market

Lower risk than other unsecured consumer loans

College grads have lower borrowing risks/majority of loans co-signed

College costs increasing 10x the rate of income growth

Demand for student loans is inelastic

2005 Overall Education Funding Sources

$96.3 Billion

Funding Gap

Personal/Family Funding

($ in Billions)

Private Student Loans Growing to Finance Funding Gap

Funding Gap

4% CAGR

Private Loans
30% CAGR

Projected Private Student Loan Volume and Growth

$17.3

Billion

$80

Billion

Demand is expected to increase
further as more of the funding  gap
moves away from home equity and
savings to private student loans

MRU Lends to Highest Socio-Economic Demographic

Graduate

Bachelor’s

Associate’s

Some College

High School

< High School

MRU underwrites to top
28% of US population

Focus on borrowers
with best employment
and income prospects

College graduates are
superior credit risk

Student Loans Are a Better Credit Risk

Average income of college graduates is 65% greater than
general population

Income of college graduates is increasing while declining for others

Up 6% annually over past ten years

Unemployment rates for college graduates are far below
general population

2.9% vs. 5.3% for high school graduates

College graduates have lower variability in unemployment

Student Loans a Better Credit Risk-Low Unemployment Variability

College graduates fare
better in good and bad
economic cycles

3.5% variance from
high to low in general
population

1.5% variance from
high to low for college
graduates

Superior performance
in meeting payment
obligations

MRU Loan Products

Prime Private Loans

Students with strong co-borrowers or strong credit history

Strong future income prospects and repayment capacity

80% are MyRichUncle/20% are from affinity partners

Preprime Private Loans

Students with limited credit history

High academic achievement

Extremely strong future income and repayment capacity

MRU manages portfolio on behalf of outside equity capital in $100 million warehouse facility

MRU receives 35% of executed gain upon capital market transaction

Federal Loans

Marketed purely direct to consumer

One-stop financing solution for college, with low rates

Over 100 bps cheaper than other lenders

Generate customer loyalty and demand for add-on products

Proprietary Analytics + Tight FICO and Credit Standards

Leads to Superior

Loan Performance
Over Time

MRU’s Business Model

Primary revenue drivers

Origination fees earned on loans funded

Interest income

Premiums or NPV of residuals from securitization

Referral marketing fees

Primary expenses

Marketing incurred to generate customer demand

Corporate expense

Costs to originate and process loans

Fees and expenses of capital markets transactions

Technology costs for new product development

MRU’s Model Validated by Securitization Market

First securitization of $200 million of prime private loans in June 2007

83% of bonds rated AAA

Sold loans to the trust at a premium

Raised pre-funding account to finance loans originated in July-Sept

Excellent economics despite market besieged by sub-prime worries

Total economics: 13% of loan balance sold into trust, approximately 50% was cash

Expect to increase cash take out in future transactions

Highly competitive cost of funds

Comparable to long-standing issuers

No wrap; no external guarantee

Opportunity for improved economies in future transactions

MRU Securitization Structure for Prime Loans

A  $21.5

BB  $13.0

$27.0

$35.2

$137.8

Reserve Account

Forward Purchase of

MRU Prime Loans

Initial Purchase of

MRU Prime Loans

($ in Millions)

Ratings and Use of Bond Proceeds Issued by MRU Securitization Trust

Economies of Scale Benefits Future Securitization Revenue

Long-Term Economic Model

(as % of Private Loans Originated)

13% of loans originated recognized

as revenue in first securitization in

June 2007

Securitization revenue expected to

increase to 15% from 13% due to

more efficient risk-based pricing and

improvements in servicing fees

Economies of Scale in Costs Pick Up As Volume Grows

Costs as % of Private Loans Originated

11.0%

5.0%

  2.0%

2.0%

1.5%

2.0%

5.0%

2.0%

Loan Origination Volume Growth Continues

Originations by
Consecutive Quarter

Seasonal business with
Q1 the busiest quarter

Q1 08 to be largest
volume quarter yet

Q1 08 will set baseline
for next three months
of origination levels

$7.7

Million

$100+

Million

Estimate

Volume Growth by Same Quarter is Very Strong

Q1 08 will continue to
show healthy growth
in origination volume
vs. Q1 07

($ in Millions)

Growth in Originations Will Fuel Future Profitability

MRU to continue to gain market share

Leverage powerful direct-to-consumer model

Reach consumers with competitively priced suite of loan products

75% of customers have repeat borrowing needs

Focus on discounting federal loans differentiates MRU

MRU is conflict-free lender gaining credibility with students and parents

Strategic partnerships with strong trust among student population

Legislative changes to open formerly closed channels

Overall

Some lenders will exit sector

Financial aid officers will be regulated to do what is in best interest of students

Reduce interest rate
subsidy

Lower margins on federal student loans

Reduced incentives to financial aid officers

Reduced ability to lock up volume at certain schools

Reduce guarantee rates

Lower margins on federal student loans

School as lender deals in jeopardy

Eliminate Preferred Lender
Lists

Reduced market share (1,500 schools have two lenders with
90% market share)

Eliminate perks to colleges

Lower sales expense

Revise business model due to reduced exclusivity

Eliminate lender-sponsored
call centers

Business disruption

Sale or closing of call centers

Proposed Regulations Effect on Other Lenders

Proposed Regulations Effect on MRU

Overall

Reduced competition/increased market share

Lower customer acquisition costs

Better rates for students!

Reduce interest rate
subsidy

No effect on P+L

MRU now discounts federal loans

Reduce guarantee rates

No effect – origination focused on high quality private loans

Federal loans < 5% of originations

Eliminate Preferred Lender
Lists

Increased market share for MRU as students shop for best
offer

Eliminate perks to colleges

No effect on P+L

Increased market share for MRU

Eliminate lender-sponsored
call centers

No effect

New Strategic Partnerships

Leading provider of test prep and educational services

Reach over 50% of college and graduate school-bound students annually

More than two million students applying to college and grad school are assisted by The Princeton Review every year

Exclusive multi-year education financing partnership

MyRichUncle featured on The Princeton Review website; in their popular books; and at a broad spectrum of events at high schools and colleges

Exclusive right to market The Princeton Review’s extensive database

MyRichUncle innovative test prep loan

Initial co-branded marketing campaigns generating strong response

New Strategic Partnerships

World’s largest student and youth travel company

More than 300 branches in 90 countries

Servicing 2.5 million students every year

More than 70 retail locations in U.S.

Aligns MRU with the 18 to 30 year-old market

Distribution at retail for MRU products

Additional direct-to-consumer point of contact

MyRichUncle innovative travel financing products

Corporate and Capital Market Milestones

June 2007

First securitization of $200 million of prime private loans

Mar/Apr 2007

Partnered with The Princeton Review and STA Travel

October 2006

Listed on NASDAQ under symbol UNCL

May 2006

Began student advocacy position

May/June 2006

Launched Preprime and Federal student loan products

January 2006

$175 million credit facility with Merrill Lynch

May 2005

Launched MyRichUncle private loan platform

July 2004

Merged into NASDAQ listed company (MHOI )

1999 to 2004

Developed credit and origination model with data back to 1967

MRU Capital Structure

Shares (6/30/07)

Common Stock

   25,714,393

Convertible Preferred

     8,257,575

Primary

   33,971,968

Warrants
Outstanding

      6,555,292

Options Outstanding

      4,954,814

Fully Diluted

    45,482,074

Market Cap
(at $6.30 Treasury Stock
Method)

$250 MLN

Stock Symbol

UNCL

Exchange

NASDAQ Global Market

Added to Russell Microcap
Index

June 2007

First $200mm securitization

June 2007

MRU Key Investment Characteristics

Student lending is fastest growing segment of consumer finance market

Building brand equity as an advocate for a growing student
population

Broad range of competitively-priced products through efficient direct-to-consumer model

Proprietary underwriting platform incorporating credit/income data

Securitization business model

Strong management team

Appendix

MRU in the Media – Tech’s Best Young Entrepreneurs

MRU in the Media – Fast Company’s Fast 50

MRU in the Media—Launch of Federal Loan Product

MRU in the Media—Introduction of Preprime Loans

Fastest Growing Consumer Finance Asset Class

Private student loan business growing 25% annually

Growth accelerating as consumers move away from home equity and savings to finance education costs

Student loan sector dominated by Sallie Mae and others
focused on federal student loan market

Banks and finance companies focus on mortgages and credit cards

Limited number of companies provide private student loans on principal basis

First Marblehead (FMD), the leading pure private loan play, grew 10x+
in past five years

Lower Risk than Other Unsecured Consumer Loans

College grads have lower borrowing risk for lenders

Higher annual income growth

Higher lifetime income

Lower unemployment rate and variability

Majority of loans are co-signed

Co-signed loans are serviced by two incomes

Growing post-graduation income for students

Co-signers provide support for early life-cycle payments

Education Costs Increasing Faster than Income

Cost of
attendance
increasing over
10x compared
to income
growth

Inflation-Adjusted Change in Family
Income vs. Tuition and Fees at Four-
Year Schools from 1995-96 to 2005-06

Demand for Student Loans Is Inelastic Year-on-Year

Demand for education increasing while supply (schools) remains flat

Student enrollment up 23% in past ten years

Projected enrollment up 13% by 2015

Enrollment rises in good and bad economic cycles driving demand for student loans

Tuition rising and acceptance rates dropping

Student Loans a Better Credit Risk – Higher Annual Income

Average Annual Income by

Education Level Achieved

($ in thousands)

Average income
of college
graduates is 65%
greater than
general
population

Student Loans a Better Credit Risk – Greater Income Growth

% Change in Annual Income

in 2005 Constant Dollars

(1995 to 2005)

Income of
college and
above graduates
increasing while
others declining

Student Loans a Better Credit Risk – Lower Unemployment Levels

Unemployment by Level

of Education Achieved

Unemployment
rates for college
graduates are
far below
general
population

Volume Growth by Same Quarter is Very Strong

Q1 08 will continue to
show healthy growth
in origination volume
vs. Q1 07

($ in Millions)

Sources

There are industry and economic data throughout this presentation that were sourced from The College Board, IES National Center for Education Statistics, Student Market Measure and the Bureau of Labor Statistics.